Contracts with Customers	6 Months Ended
Jun. 30, 2021
Revenue from Contract with Customer [Abstract]
Contracts with Customers	Contracts with Customers
Contract Assets and Liabilities

Accrued revenue is classified as a current asset. When the right to consideration becomes unconditional based on the contractual billing schedule, accounts receivable are recognized. Payment terms on invoice amounts are typically 30 days.

Deferred mobilization and contract preparation revenue include payments received for mobilization as well as rig preparation and upgrade activities, which are allocated to the overall performance obligation and recognized ratably over the initial term of the contract.

The following presents our contract assets and liabilities from our contracts with customers:

	June 30, 2021	December 31, 2020
(In $ millions)
Accrued revenue	17.1	20.3
Current contract assets	17.1	20.3

Current deferred mobilization and contract preparation revenue (1)	(2.4)	(2.6)
Current contract liability	(2.4)	(2.6)

Non-current deferred mobilization and contract preparation revenue (2)	(3.3)	—
Non-current contract liability	(3.3)	—
Total contract liability	(5.7)	(2.6)

(1) Current deferred mobilization and contract preparation revenue is included in "Other current liabilities" in our Unaudited Consolidated Balance Sheets.

(2) Non-current deferred mobilization and contract preparation revenue is included in "Other liabilities" in our Unaudited Consolidated Balance Sheets.

Accrued revenue decreased by $3.2 million to $17.1 million for the six months ended June 30, 2021 from $20.3 million as at December 31, 2020 as a result of $85.8 million in accrued revenue for the period, offset by $89.0 million of accrued revenue which was billed to customers.

Deferred mobilization and contract preparation revenue increased by $3.1 million to $5.7 million for the six months ended June 30, 2021 from $2.6 million as at December 31, 2020 as a result of $5.7 million of cash received and invoices issued for mobilization and contract preparation, offset by $2.6 million in amortization.

Timing of Revenue

The Company derives its revenue from contracts with customers for the transfer of goods and services, from various activities performed both at a point in time and over time.

	3 months ended June 30, 2021	3 months ended June 30, 2020	6 months ended June 30, 2021	6 months ended June 30, 2020
(In $ millions)
Over time	52.3	75.1	97.0	176.3
Point in time	2.5	8.9	6.2	11.8
Total	54.8	84.0	103.2	188.1

Contracts Costs

Deferred mobilization and contract preparation costs relate to costs incurred to prepare a rig for contract and delivery or to mobilize a rig to the drilling location. We defer pre‑operating costs, such as contract preparation and mobilization costs, and recognize such costs on a straight‑line basis, consistent with the general pace of activity, in rig operating and maintenance costs over the estimated firm period of the drilling contract. Costs incurred for the demobilization of rigs at contract completion are recognized as incurred during the demobilization process.

Deferred mobilization and contract preparation costs decreased by $1.8 million to $3.9 million for the six months ended June 30, 2021, from $5.7 million as of December 31, 2020 as a result of amortization during the period of $7.5 million, offset by $5.7 million in additional deferred costs relating to the contract preparations of the rigs "Norve", "Idun", "Natt" and "Skald". As at June 30, 2021, $2.4 million is current, and $1.5 million is non-current. Non-current deferred mobilization and contract preparation costs are disclosed in Other Non-Current Assets in the Unaudited Consolidated Balance Sheets.

Practical Expedient

We have applied the disclosure practical expedient in ASC 606-10-50-14A(b) and have not included estimated variable consideration related to wholly unsatisfied performance obligations or to distinct future time increments within our contracts, including dayrate revenue. The duration of our performance obligations varies by contract.